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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 2, 1999 relating to the financial statements of Excel Paralubes, which appears in Pennzoil-Quaker State Company's Annual Report on Form 10-K for the year ended December 31, 1998.

PricewaterhouseCoopers LLP

Houston, Texas
February 3, 2000